                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 4, 1997, included in K N Energy, Inc.'s Annual Report on Form 10-K, as amended, for the year ended December 31, 1996 and to all references to our Firm included in this Registration Statement.




                                                   /s/ ARTHUR ANDERSEN LLP
                                                       Arthur Andersen LLP



Denver, Colorado

November 19, 1997